EXHIBIT 3.1


                                     BYLAWS
                                       OF
                                 CHECKERCO, INC.
                              A FLORIDA CORPORATION


                            ADOPTED JANUARY 17, 2001

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                                      INDEX

                                                                        Page No.

ARTICLE I - OFFICES............................................................1

                  1.       BUSINESS OFFICES....................................1
                  2.       REGISTERED OFFICE...................................1

ARTICLE II - SHAREHOLDERS......................................................1

                  1.       ANNUAL MEETING......................................1
                  2.       SPECIAL MEETINGS....................................1
                  3.       PLACE OF MEETING....................................1
                  4.       NOTICE OF MEETING...................................1
                  5.       NOTICE OF ADJOURNED MEETING.........................2
                  6.       WAIVER OF NOTICE....................................2
                  7.       RECORD DATE DETERMINATIONS..........................2
                  8.       QUORUM..............................................2
                  9.       VOTING..............................................3
                  10.      PROXIES.............................................3
                  11.      ACTION BY SHAREHOLDERS WITHOUT A MEETING............3
                  12.      SHAREHOLDERS' LIST FOR MEETING......................4

ARTICLE III - DIRECTORS........................................................4

                  1.       POWERS..............................................4
                  2.       NUMBER, TENURE, ELECTION AND QUALIFICATIONS.........4
                  3.       GENERAL STANDARDS FOR DIRECTORS.....................4
                  4.       ELECTION OF DIRECTORS...............................5
                  5.       REGULAR MEETINGS....................................5
                  6.       SPECIAL MEETING.....................................5
                  7.       NOTICE OF ADJOURNED MEETING.........................6
                  8.       WAIVER OF NOTICE....................................6
                  9.       QUORUM AND VOTING...................................6
                  10.      PRESUMPTION OF ASSENT...............................6
                  11.      ACTION WITHOUT A MEETING............................6
                  12.      DIRECTOR CONFLICTS OF INTEREST......................7
                  13.      COMPENSATION OF DIRECTORS...........................7
                  14.      RESIGNATIONS........................................7
                  15.      REMOVAL OF DIRECTORS................................8
                  16.      VACANCIES...........................................8


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ARTICLE IV - COMMITTEES........................................................8

                  1.       CREATION............................................8
                  2.       OPERATION...........................................9

ARTICLE V - OFFICERS...........................................................9

                  1.       OFFICERS............................................9
                  2.       ELECTION AND TERM OF OFFICE.........................9
                  3.       RESIGNATION AND REMOVAL.............................9
                  4.       VACANCIES...........................................9
                  5.       PRESIDENT...........................................9
                  6.       VICE PRESIDENT.....................................10
                  7.       SECRETARY..........................................10
                  8.       TREASURER..........................................10
                  9.       SALARIES...........................................10

ARTICLE VI - SHARES AND THEIR TRANSFER........................................10

                  1.       CERTIFICATES FOR SHARES............................10
                  2.       TRANSFER OF SHARES.................................11
                  3.       LOST, DESTROYED OR STOLEN CERTIFICATED SECURITIES..11

ARTICLE VII - BOOKS, RECORDS AND REPORTS......................................12

                  1.       BOOKS AND RECORDS..................................12
                  2.       SHAREHOLDER'S INSPECTION RIGHTS....................12
                  3.       ANNUAL REPORTS.....................................13
                  4.       FINANCIAL STATEMENTS...............................13
                  5.       OTHER REPORTS TO SHAREHOLDERS......................14

ARTICLE VIII - MISCELLANEOUS..................................................14

                  1.       DISTRIBUTIONS TO SHAREHOLDERS......................14
                  2.       CORPORATE SEAL.....................................14
                  3.       EXECUTION OF INSTRUMENTS...........................14
                  4.       INDEMNIFICATION....................................14

ARTICLE IX - AMENDMENTS.......................................................15


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                                     BYLAWS
                                       OF
                                 CHECKERCO, INC.
                              A FLORIDA CORPORATION
                            ADOPTED JANUARY 17, 2001


                               ARTICLE I - OFFICES

         1. BUSINESS OFFICES. CHECKERCO, INC. (hereinafter referred to as the "Corporation"), may have such offices, either within or without the State of Florida, as the Board of Directors may designate from time to time. The Corporation shall designate an office as its "principal office" in accordance with Florida law.

         2. REGISTERED OFFICE. The Corporation shall have and continuously maintain a registered office in the State of Florida, which may be changed from time to time by the Board of Directors or by an Officer of the Corporation so authorized by the Board of Directors.

                            ARTICLE II - SHAREHOLDERS

         1. ANNUAL MEETING. The Corporation shall hold an Annual Meeting of the Shareholders for the election of Directors and for the transaction of any proper business. The Annual Meeting of Shareholders shall be held at such time and on such date as the Corporation's Board of Directors shall determine from time to time but not later than thirteen (13) months after the last Annual Meeting of Shareholders. The failure to hold it at the designated time does not affect the validity of any corporate action and shall not work as a forfeiture of or dissolution of the Corporation.

         2. SPECIAL MEETINGS. Special meetings of the Shareholders may be called by the President or the Board of Directors and shall be called if the holders of not less than Ten Percent (10%) of the votes entitled to be cast on any issue proposed to be considered at the proposed meeting sign, date and deliver a written demand or several such written demands for the special meeting describing the purpose or purposes for the meeting to the Corporation's Secretary. Only business within the purpose or purposes described in the special meeting notice may be conducted at such special meeting.

         3. PLACE OF MEETING. The Board of Directors may designate any place either within or without the State of Florida as the place of meeting for any annual meeting or for any special meeting of the Shareholders. If no designation is made, then the place of the meeting shall be the principal office of the Corporation.

         4. NOTICE OF MEETING. Written notice stating the place, date, and time of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall

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be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by first class mail, by or at the direction of the President or the Secretary of the Corporation or the persons calling the meeting to each Shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed delivered upon deposit in the United States mail, with postage prepaid, addressed to the Shareholder at the address specified in the Corporation's stock transfer records.

         5. NOTICE OF ADJOURNED MEETING. Notice of an adjourned meeting is necessary only if the new place, date and time are not announced at the meeting from which the adjournment is taken or a new record date is fixed for the reconvening of the meeting. At the adjourned meeting, any business may be transacted that might have been transacted on the original date of the meeting.

         6. WAIVER OF NOTICE. A Shareholder may waive any notice required by statute, the Articles of Incorporation, or Bylaws before or after the date and time stated in the notice. The waiver must be in writing, be signed by the Shareholder entitled to the notice, and be delivered to the Corporation for inclusion in the minutes or filing with the corporate records. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Shareholders need be specified in any written waiver of notice. A Shareholder's attendance at a meeting waives objection to (a) lack of notice or defective notice of the meeting, unless the Shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting or
(b) consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the Shareholder objects to considering the matter when it is presented.

         7. RECORD DATE DETERMINATIONS. The Board of Directors may fix the record date for one or more voting groups in order to determine the Shareholders entitled (a) to notice of or to vote at any meeting of Shareholders or any adjournment thereof, (b) to demand a special meeting, (c) to receive any distribution or (d) to take any other action. Such a record date must be a date after the date upon which the Board of Directors made the record date determination. The record date cannot be more than seventy (70) days before the meeting or action requiring a determination of Shareholders. A determination of Shareholders entitled to notice of or to vote at a Shareholders' meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the original meeting.

         8. QUORUM. Unless otherwise required in the Articles of Incorporation, a majority of the outstanding shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of Shareholders. When a specified item of business is required to be voted on by a class, series of stock, or voting group, a majority of the shares of such class, series or voting group shall constitute a quorum for the transaction of such item of business by that class, series or voting group. This quorum requirement can be changed only by an amendment to the Corporation's Articles of Incorporation. After a quorum has been established, the subsequent withdrawal of


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Shareholders, so as to reduce the shares represented at the meeting below the number required for the original quorum, does not affect the validity of any action taken at the meeting.

         9. VOTING. Each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of Shareholders. If a quorum exists at a meeting of Shareholders, (a) action on a matter, other than the election of Directors, is approved if the votes cast by the holders of the shares represented at the meeting and entitled to vote on the subject matter favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes or voting by classes is required by law; and (b) action on a matter, other than the election of Directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes is required by law.

         10. PROXIES. A Shareholder, other person entitled to vote on behalf of a Shareholder pursuant to law, or a Shareholder's attorney-in-fact may vote the Shareholder's shares in person or by proxy. A Shareholder may appoint a proxy to vote or otherwise act for him by signing an appointment form, either personally or by his attorney-in-fact. An executed telegram or cablegram appearing to have been transmitted by such person, or a photographic, photostatic or equivalent reproduction of an appointment form, is a sufficient appointment form. An appointment of a proxy is effective when received by the corporate officer or agent authorized to tabulate votes. An appointment is valid for up to eleven (11) months unless a longer period is expressly provided in the appointment form. An appointment of a proxy is revocable by the Shareholder, except as otherwise provided by law.

         11. ACTION BY SHAREHOLDERS WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of Shareholders may be taken without a meeting, without prior notice, and without a vote, if the action is taken by the holders of shares of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a duly constituted meeting. In order to be effective, the action must be evidenced by one or more written consents describing the action taken, dated and signed by approving Shareholders having the requisite number of votes of each voting group entitled to vote thereon, and delivered to the Corporation's principal office in Florida, its principal place of business or its officer or agent having custody of the book in which proceedings of meetings of Shareholders are recorded. No written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the date of the earliest dated consent delivered in the manner required by this section, written consent signed by the number of holders required to take action is delivered to the Corporation in the manner required by this section. Such a written consent has the effect of a meeting vote.

                  Any written consent, once given, may be revoked prior to the date that the Corporation receives the required number of consents to authorize the proposed action. No revocation is effective unless in writing and until received by the Corporation at its principal office


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in Florida or its principal place of business, or received by the corporate officer or agent having custody of the book in which proceedings of meetings of Shareholders are recorded.

                  Notice of such action must be given to those Shareholders who have not consented in writing or who are not entitled to vote on the action within ten (10) days after obtaining such authorization by written consent. The notice shall fairly summarize the material features of the authorized action and, if the action be such for which dissenter's rights are provided by law, the notice shall contain a clear statement of the right of the Shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with the provisions of Florida law regarding the rights of dissenting shareholders.

         12. SHAREHOLDERS' LIST FOR MEETING. After fixing a record date for a meeting, the Corporation shall prepare an alphabetical list of the names of all its Shareholders who are entitled to notice of a Shareholders' meeting, arranged by voting group with the address of, and the number and class and series, if any, of shares held by each. The Shareholders' list must be available for inspection by any Shareholder for a period of ten (10) days prior to the meeting or such shorter time as exists between the record date and the meeting and continuing through the meeting at the Corporation's principal office, at a place identified in the meeting notice in the city where the meeting will be held, or at the office of the Corporation's transfer agent or registrar. A Shareholder or his agent or attorney is entitled on written demand to inspect the list, during regular business hours and at his expense, during the period it is available for inspection; provided that such demand is made in good faith and for a proper purpose, the purpose is described with reasonable particularity and the list is directly connected with the purpose.

                  The Corporation shall make the Shareholders' list available at the meeting, and any Shareholder or his agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment. The Shareholders' list is prima facie evidence of the identity of Shareholders entitled to examine the Shareholders' list or to vote at a meeting of Shareholders.

                             ARTICLE III - DIRECTORS

         1. POWERS. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation managed under the direction of, its Board of Directors, subject to any limitation set forth by law or in the Corporation's Articles of Incorporation.

         2. NUMBER, TENURE, ELECTION AND QUALIFICATIONS. The number of Directors shall be the number of Directors elected from time to time in accordance with these Bylaws. From time to time, the number of Directors may be increased or decreased by Shareholder action. Each Director shall hold office until the next annual meeting of Shareholders and until his successor shall have been duly elected and qualified, or until his earlier resignation, removal by Shareholders or death. Directors must be natural persons who are eighteen (18) years of age or older. Directors need not be residents of Florida or Shareholders of the Corporation.


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         3.       GENERAL STANDARDS FOR DIRECTORS. A Director shall discharge his duties as a Director, including his duties as a member of any committee of the Board of Directors upon which he may serve, (a) in good faith, (b) with such care as an ordinarily prudent person in a like position would use under similar circumstances, and (c) in a manner he reasonably believes to be in the best interests of the Corporation. In discharging his duties, a Director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by: (i) one or more officers or employees of the Corporation whom the Director reasonably believes to be reliable and competent in the matters presented; (ii) legal counsel, public accountants, or other persons as to matters that the Director reasonably believes are within the person's professional or expert competence; or (iii) a committee of the Board of Directors of which he is not a member if the Director reasonably believes the committee merits confidence.

                  In discharging his duties, a Director may consider such factors as the Director deems relevant, including but not limited to the long-term prospects and interests of the Corporation and its Shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the Corporation or its subsidiaries, the communities and society in which the Corporation or its subsidiaries operate, and the economy of the state and the nation.

                  A Director is not acting in good faith if he has knowledge concerning the matter in question that makes reliance otherwise permitted by this section unwarranted.

                  A Director is not liable for any action taken as a Director, or any failure to take any action, if he performed the duties of his office in compliance with this section.

         4. ELECTION OF DIRECTORS. At the annual meeting of Shareholders, Directors shall be elected by a plurality of the votes cast by the shares represented at the meeting and entitled to vote for the election of Directors. If the election of Directors is not held on a day designated in these Bylaws for any annual meeting of Shareholders, or at any adjournment thereof, the Board of Directors may cause the election to be held at a special meeting of Shareholders specifically called for that purpose.

         5. REGULAR MEETINGS. The annual meeting of the Board of Directors shall be held without notice immediately after, and at the same place as, the annual election of Directors. The Board of Directors may, from time to time, by resolution appoint the time and place, either within or without the State of Florida, for holding other regular meetings of the Board, if by it deemed advisable; and such regular meetings shall thereupon be held at the time and place so appointed, without the giving of any notice with regard thereto. In case the day appointed for a regular meeting shall fall upon a Saturday, Sunday or legal holiday in the State of Florida, such meeting shall be held on the next succeeding day not a Saturday, Sunday or legal holiday in the State of Florida, at the regularly appointed hour.


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         6.       SPECIAL MEETING. Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board, any two Directors or the President of the Corporation. Special meetings may be held within or without the State of Florida. Notice of a special meeting must be given at least two (2) days prior to the date of the meeting by written notice delivered personally, by mail, telegram, telecopy or nationally recognized overnight courier service (such as Federal Express, Airborne, UPS, Emory or Purolator) to each Director at his address. Such notice shall be effective upon the earliest of (a) receipt,
(b) five days after its deposit in the United States mail, as evidenced by the postmark, if mailed postpaid and correctly addressed, or (c) the date shown on the return receipt or other evidence of delivery, if sent by registered or certified mail, return receipt requested, or overnight courier service, and the delivery receipt is signed by or on behalf of the addressee. Such written notice shall include the date, time and place of the meeting. The notice of a special meeting need not describe the purpose of the special meeting.

         7. NOTICE OF ADJOURNED MEETING. Notice of any adjourned meeting shall be given to the Directors who were not present at the time of the adjournment and, unless the date, time and place of the adjourned meeting are announced at the time of the adjournment, to the other Directors also.

         8. WAIVER OF NOTICE. A Director can waive the requirement of notice of a meeting of the Board of Directors by signing a waiver of notice either before or after the meeting. The attendance of a Director at a meeting constitutes a waiver of notice of such meeting and a waiver of any and all objections to the time or place of the meeting or the manner in which it has been called or convened, except when a Director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

         9. QUORUM AND VOTING. A majority of the number of Directors in office shall constitute a quorum for any meeting of the Board of Directors. The Board of Directors may permit any or all Directors to participate in a regular or special meeting by, or conduct the meeting through any use of, any means of communication by which all Directors participating may simultaneously hear each other during the meeting. A Director participating in a meeting by this means is deemed to be present in person at the meeting.

                  If a quorum is present when a vote is taken, the affirmative vote of a majority of Directors present is the act of the Board of Directors, unless applicable law, the Articles of Incorporation of the Corporation or these Bylaws require the vote of a greater number of Directors. A majority of the Directors present at a meeting, whether or not a quorum exists, may adjourn the meeting to another time and place.

         10. PRESUMPTION OF ASSENT. A Director who is present at a meeting of the Board of Directors or a committee thereof when corporate action is taken is deemed to have assented to the action taken unless (a) he objects at the beginning of the meeting or promptly upon arrival thereat


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to the holding of the meeting or the transacting of specified business at the meeting or (b) he votes against or abstains from the action taken.

         11. ACTION WITHOUT A MEETING. Any action required or permitted to be taken by the Board of Directors at a meeting may be taken without a meeting if the action is taken by all the Directors. The action must be evidenced by one or more written consents describing the action taken and signed by each Director. The action is effective when the last Director signs a consent, unless the consent specifies a different effective date. Such a consent has the effect of a meeting vote.

         12. DIRECTOR CONFLICTS OF INTEREST. No contract or other transaction between the Corporation and one or more of its Directors or any other corporation, firm, association, or entity in which one or more of its Directors are directors or officers or are financially interested shall be either void or voidable because of such relationship or interest, because such Director or Directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction, or because his or their votes are counted for such purpose, if: (a) the fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested Directors; (b) the fact of such relationship or interest is disclosed or known to the Shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or (c) the contract or transaction is fair and reasonable as to the Corporation at the time it is authorized by the Board of Directors, a committee, or the Shareholders.

                  Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction.

                  For the purposes of Shareholder action pursuant to this section, a conflict of interest transaction is authorized, approved, or ratified if it receives the vote of a majority of the shares entitled to be counted under this section. Shares owned by or voted under the control of a Director who has a relationship or interest in the transaction may not be counted in a vote of Shareholders to determine whether to authorize, approve, or ratify the transaction. A majority of the shares, whether or not present, that are entitled to be counted in the vote on the transaction constitutes a quorum for the purpose of taking action thereon.

         13. COMPENSATION OF DIRECTORS. The Board of Directors may fix the compensation of Directors. Each Director may be paid a stated salary as such or a fixed sum for the attendance at meetings of the Board of Directors or any committee thereof, or both, and may be reimbursed for his expenses of attendance at each such meeting. The Board of Directors may also pay to each Director rendering services to the Corporation not ordinarily rendered by Directors, as such, special compensation appropriate to the value of such services, as determined by the Board of Directors from time to time. None of these payments shall preclude any Director from serving the


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Corporation in any other capacity and receiving compensation therefor. The Board of Directors may determine the compensation of a Director who is also an Officer for service as an Officer as well as for service as a Director.

         14. RESIGNATIONS. A Director may resign at any time by delivering written notice to the Board of Directors or its Chairman or to the Corporation. A resignation is effective when the notice is delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date, the Board of Directors may fill the pending vacancy before the effective date if the Board of Directors provides that the successor does not take office until the effective date.

         15. REMOVAL OF DIRECTORS. The Shareholders may remove one or more Directors with or without cause. If a Director is elected by a voting group of Shareholders, only the Shareholders of that voting group may participate in the vote to remove him. A Director may be removed only if the number of votes cast to remove him exceeds the number of votes cast not to remove him. A Director may be removed by the Shareholders at a meeting of the Shareholders, provided the notice of the meeting states that the purpose, or one of the purposes, of the meeting is removal of the Director.

         16. VACANCIES. Any vacancy occurring in the Board of Directors, including any vacancy resulting from an increase in the number of Directors, may be filled by the affirmative vote of a majority of the remaining Directors, though less than a quorum of the Board of Directors, or by the Shareholders, whichever acts first.

                  Whenever the holders of shares of any voting group are entitled to elect a class of one or more Directors, vacancies in such class may be filled by the holders of shares of that voting group or by a majority of the Directors then in office elected by such voting group or by a sole remaining Director so elected. If no Director elected by such voting group remains in office, Directors not elected by such voting group may fill vacancies by the affirmative vote of a majority of the remaining Directors, though less than a quorum of the Board of Directors.

                  A vacancy that will occur at a specific later date may be filled before the vacancy occurs but the new Director may not take office until the vacancy occurs.

                             ARTICLE IV - COMMITTEES

         1. CREATION. The Board of Directors may, by resolution adopted by a majority of the full Board of Directors, designate from among its members an Executive Committee and one or more other committees each of which, to the extent provided in such resolution, shall have and may exercise all the authority of the Board of Directors, except that no such committee shall have the authority to: (a) approve or recommend to Shareholders actions or proposals required by law to be approved by the Shareholders; (b) fill vacancies on the Board of Directors or any committee thereof; (c) adopt, amend or repeal the Bylaws; (d) authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the Board of Directors; (e) authorize or


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approve the issuance or sale or contract for the sale of shares, or determine the designation and relative rights, preferences, and limitations of a voting group except that the Board of Directors may authorize a committee to do so within the limits specifically prescribed by the Board of Directors.

                  Each committee must have two or more members who serve at the pleasure of the Board of Directors. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate one or more Directors as alternate members of any such committee who may act in the place and stead of any absent member or members at any meeting of such committee.

         2. OPERATION. The sections of these Bylaws that govern meetings, notice and waiver of notice, quorum and voting, and action without a meeting requirements of the Board of Directors apply to committees and their members as well.

                              ARTICLE V - OFFICERS

         1. OFFICERS. The Officers of the Corporation shall include a President, a Treasurer and a Secretary. Other Officers may be elected by the Board of Directors from time to time. A duly elected Officer may appoint one or more Officers or assistant officers, if authorized to do so by the Board of Directors. The same individual may simultaneously hold more than one office in the Corporation.

         2. ELECTION AND TERM OF OFFICE. As far as practicable, the Officers of the Corporation shall be elected at the regular meeting of the Board of Directors following the annual election of Directors. If the election of Officers is not held at such meeting, the election shall be held as soon thereafter as conveniently may be. Each Officer shall hold office until the regular meeting of the Board of Directors following the annual election of Directors in the next subsequent year and until his successor shall have been duly elected and shall have qualified, or until his earlier resignation, removal from office or death.

         3. RESIGNATION AND REMOVAL. An Officer may resign at any time by delivering notice to the Corporation. A resignation is effective when the notice is delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date if the Board of Directors provides that the successor does not take office until the effective date.

                  The Board of Directors may remove any Officer at any time with or without cause. Any Officer or assistant officer, if appointed by another Officer, may likewise be removed by such Officer.

                  The appointment of an Officer does not itself create contract rights. An Officer's removal does not affect the Officer's contract rights, if any, with the Corporation. An Officer's resignation does not affect the Corporation's contract rights, if any, with the Officer.


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         4.       VACANCIES. A vacancy in any office because of resignation, removal, death or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

         5. PRESIDENT. The President shall be the chief executive officer of the Corporation, and, under the direction of the Board of Directors, shall have general responsibility for the management and direction of the business, properties and affairs of the Corporation. He shall have general executive powers, including all powers required by law to be exercised by a president of a corporation as such, as well as the specific powers conferred by these Bylaws or by the Board of Directors.

         6. VICE PRESIDENT. In the absence of the President or in the event of his death, inability or refusal to act, the Vice President, if one has been appointed or elected (or in the event there be more than one Vice President, the Vice Presidents in the order designated at the time of their appointment or election, or in the absence of any designation, then in the order of their appointment or election), shall perform the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President.

                  Each Vice President shall have general executive powers as well as the specific powers conferred by these Bylaws. He shall also have such further powers and duties as may from time to time be conferred upon, or assigned to, him by the Board of Directors or the President.

         7. SECRETARY. The Secretary shall (a) prepare minutes of meetings of the Board of Directors and Shareholders; (b) authenticate records of the Corporation; (c) keep the minutes of the proceedings of the Board of Directors and the Shareholders in one or more books provided for that purpose; (d) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (e) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; (f) be the registrar of the Corporation and keep a register of the post office addresses of all Shareholders that shall be furnished to the Secretary by the Shareholders; (g) have general charge of the stock transfer books of the Corporation; and (h) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors.

         8. TREASURER. The Treasurer shall (a) have charge and custody of, and be responsible for, all funds and securities of the Corporation; (b) receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositaries as the Board of Directors may select; and (c) in general perform all of the duties as from time to time may be assigned to him by the President or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine.

         9. SALARIES. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a Director of the Corporation.

                     ARTICLE VI - SHARES AND THEIR TRANSFER

         1. CERTIFICATES FOR SHARES. Shares may but need not be represented by certificates. Unless otherwise provided by law, the rights and obligations of Shareholders are identical whether or not their shares are represented by certificates. Certificates representing shares of the Corporation shall be in such form as shall be determined by the Board of Directors. Each certificate for shares shall be consecutively numbered or otherwise identified. Each share certificate must state on its face (a) the name of the Corporation and that the Corporation is organized under the laws of Florida; (b) the name of the person to whom issued; and (c) the number and class of shares and the designation of the series, if any, the certificate represents. Each share certificate (i) must be signed either manually or in facsimile by the Chairman of the Board of Directors, if any, the President or a Vice President and the Secretary, Treasurer or an assistant Secretary or Treasurer and (ii) may bear the corporate seal or its facsimile.

                  If the Corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences, and limitations determined for each series must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the Corporation will furnish the Shareholder a full statement of this information on request and without charge.

                  Any certificate representing shares that are restricted as to the sale, disposition, or other transfer of such shares, shall also state that such shares are restricted as to transfer and shall set forth or fairly summarize on the front or back of the certificate, or shall state that the Corporation will furnish to any Shareholder on request and without charge, a full statement of such restrictions.

         2. TRANSFER OF SHARES. If a certificated security in registered form is presented to the Corporation with a request to register transfer or an instruction is presented to the Corporation with a request to register transfer, pledge, or release, the Corporation shall register the transfer, pledge, or release as requested if: (a) the security is indorsed or the instruction was originated by the appropriate person or persons; (b) reasonable assurance is given that those indorsements or instructions are genuine and effective; (c) the Corporation has no duty as to adverse claims or has discharged the duty; (d) any applicable law relating to the collection of taxes has been complied with; and
(e) the transfer, pledge, or release is in fact rightful or is to a bona fide purchaser.

         3. LOST, DESTROYED OR STOLEN CERTIFICATED SECURITIES. If a certificated security has been lost, apparently destroyed, or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after he has notice of it and the Corporation registers a transfer of the security before receiving notification, the owner is precluded from asserting against the Corporation any claim for registering the transfer or any claim to a new security.

                  If the owner of a certificated security claims that the security has been lost, destroyed, or wrongfully taken, the Corporation shall issue a new certificated security or, at the option of the Corporation, an equivalent uncertificated security in place of the original security if the owner (a) so requests before the Corporation has notice that the security has been acquired by a bona fide purchaser; (b) files with the Corporation a sufficient indemnity bond; and (c) satisfies any other reasonable requirements imposed by the Corporation.

                    ARTICLE VII - BOOKS, RECORDS AND REPORTS

         1. BOOKS AND RECORDS. The Corporation shall keep as permanent records minutes of all meetings of its Shareholders and Board of Directors, a record of all actions taken by the Shareholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors in place of the Board of Directors on behalf of the Corporation. The Corporation shall maintain accurate accounting records. The Corporation or its agent shall maintain a record of its Shareholders in a form that permits preparation of a list of the names and addresses of all Shareholders in alphabetical order by class of shares showing the number and series of shares held by each. The Corporation shall maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

                  The Corporation shall keep a copy of the following records:
(a) its Articles or Restated Articles of Incorporation and all amendments to them currently in effect; (b) its Bylaws or Restated Bylaws and all amendments to them currently in effect; (c) resolutions adopted by its Board of Directors creating one or more classes or series of shares and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding; (d) the minutes of all Shareholders' meetings and records of all action taken by Shareholders without a meeting for the past three
(3) years; (e) written communications to all Shareholders generally or all Shareholders of a class or series within the past three (3) years, including the financial statements furnished for the past three (3) years; (f) a list of the names and business street addresses of its current Directors and Officers; and
(g) its most recent annual report delivered to the Florida Department of State.

         2. SHAREHOLDER'S INSPECTION RIGHTS. If a Shareholder gives the Corporation written notice of his demand at least five (5) business days before the date on which he wishes to inspect and copy, he is entitled to inspect and copy, during regular business hours at the Corporation's principal office, any of the following records: (a) the Corporation's Articles or Restated Articles of Incorporation and all amendments to them currently in effect; (b) the Corporation's Bylaws or Restated Bylaws and all amendments to them currently in effect; (c) resolutions adopted by the Board of Directors creating one or more classes or series of shares and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding; (d) the minutes of all Shareholders' meetings and records of all action taken by Shareholders without a meeting for the past three (3) years; (e) written communications to all Shareholders generally or all Shareholders of a class or series within the past three (3) years, including the financial statements furnished for the past three
(3) years; (f) a list of the names and business addresses of the Corporation's current Directors and Officers; and (g) the Corporation's most recent annual report delivered to the Florida Department of State.

                  If (a) a Shareholder makes a demand for inspection in good faith and for a proper purpose, (b) he describes with reasonable particularity his purpose and the records he desires to inspect, (c) the records are directly connected with his purpose, and (d) he gives the Corporation written notice of his demand at least five (5) business days before the date on which he wishes to inspect and copy, he is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, any of the following records of the Corporation: (i) excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while acting in place of the Board of Directors on behalf of the Corporation, minutes of any meeting of the Shareholders, and records of action taken by the Shareholders or Board of Directors without a meeting, to the extent not otherwise subject to inspection pursuant to this section; (ii) accounting records of the Corporation; (iii) the record of Shareholders; and (iv) any other books and records.

                  If a Shareholder gives the Corporation written notice of his demand at least fifteen (15) business days before the date on which he wishes to inspect and copy, he is entitled to inspect and copy, during regular business hours at a reasonable location in Florida specified by the Corporation, (a) the Corporation's Bylaws or Restated Bylaws and all amendments to them currently in effect and (b) a list of the names and business street addresses of the Corporation's current Directors and Officers.

         3. ANNUAL REPORTS. On or after January 1 and on or before May 1 of each year, the Corporation shall deliver to the Florida Department of State for filing a sworn annual report, on such forms as the Department of State may prescribe and containing such information as is prescribed by law. Similar reports shall be filed as required by law in those jurisdictions other than the State of Florida where the Corporation may be authorized to transact business.

         4. FINANCIAL STATEMENTS. Unless modified by resolution of the Shareholders within 120 days of the close of each fiscal year, the Corporation shall furnish its Shareholders annual financial statements, which may be consolidated or combined statements of the Corporation and one or more of its subsidiaries, as appropriate, that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flows for that year. If financial statements are prepared for the Corporation on the basis of generally accepted accounting principles, the annual financial statements must also be prepared on that basis.

                  If the annual financial statements are reported upon by a public accountant, his report must accompany them. If not, the statements must be accompanied by a statement of the President or the person responsible for the Corporation's accounting records (a) stating his reasonable belief whether the statements were prepared on the basis of generally accepted accounting principles and, if not, describing the basis of preparation; and (b) describing any respects in which the statements were not prepared on a basis of accounting consistent with the statements prepared for the preceding year.

                  The Corporation shall mail the annual financial statements to each Shareholder within 120 days after the close of each fiscal year or within such additional time thereafter as is reasonably necessary to enable the Corporation to prepare its financial statements if, for reasons beyond the Corporation's control, it is unable to prepare its financial statements within the prescribed period. Thereafter, on written request from a Shareholder who was not mailed the statements, the Corporation shall mail him the latest annual financial statements.

         5. OTHER REPORTS TO SHAREHOLDERS. If the Corporation indemnifies or advances expenses of defense to any Director, Officer, employee, or agent otherwise than by court order or action by the Shareholders or by an insurance carrier pursuant to insurance maintained by the Corporation, the Corporation shall report the indemnification or advance in writing to the Shareholders with or before the notice of the next Shareholders' meeting, or prior to such meeting if the indemnification or advance occurs after the giving of such notice but prior to the time such meeting is held, which report shall include a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

                  If the Corporation issues or authorizes the issuance of shares for promises to render services in the future, the Corporation shall report in writing to the Shareholders the number of shares authorized or issued, and the consideration received by the Corporation, with or before the notice of the next Shareholders' meeting.

                          ARTICLE VIII - MISCELLANEOUS

         1. DISTRIBUTIONS TO SHAREHOLDERS. The Board of Directors may authorize and the Corporation may make distributions to its Shareholders subject to restriction by the Articles of Incorporation and the limitations provided by law. Dividends may be paid in cash, in property, or in shares of stock, subject to the provisions of the Articles of Incorporation and applicable law.

         2. CORPORATE SEAL. The Board of Directors may provide for a corporate seal, which may be altered at will and used itself or by a facsimile thereof, by impressing or affixing it or in any other manner reproducing it.

         3. EXECUTION OF INSTRUMENTS. All bills, notes, checks, other instruments for the payment of money, agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies, and other instruments or documents may be signed, executed, acknowledged, verified, delivered, or accepted on behalf of the Corporation by such

Officers, employees, or agents of the Corporation as the Board of Directors may from time to time direct.

         4. INDEMNIFICATION. The Corporation shall indemnify any person who is or was a Director, Officer, employee, or agent of the Corporation or was serving at the request of the Corporation as a Director, Officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, to the full extent permitted by law.

                  The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a Director, Officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this section.

                             ARTICLE IX - AMENDMENTS

         The Corporation's Board of Directors may amend or repeal the Corporation's Bylaws unless: (a) the Articles of Incorporation or law reserves the power to amend the Bylaws generally or a particular Bylaw provision exclusively to the Shareholders; or (b) the Shareholders, in amending or repealing the Bylaws generally or a particular Bylaw provision, provide expressly that the Board of Directors may not amend or repeal the Bylaws or that Bylaw provision.

         The Corporation's Shareholders may amend or repeal the Corporation's Bylaws even though the Bylaws may also be amended or repealed by its Board of Directors.

                         [SEAL OF THE STATE OF FLORIDA]
                                STATE OF FLORIDA

                               DEPARTMENT OF STATE


I certify from the records of this office that CHECKERCO, INC. is a corporation organized under the laws of the State of Florida, filed on January 17, 2001, effective January 16, 2001.

The document number of this corporation is P01000006533.

I further certify that said corporation has paid all fees due this office through December 31, 2001, and its status is active.

I further certify that said corporation has not filed Articles of Dissolution.

I further certify that this is an electronically transmitted certificate authorized by section 15.16, Florida Statutes, and authenticated by the code, 001A00002819-011801-P01000006533-1/1, noted below.

                        Given under my hand and the
                        Great Seal of the State of Florida,
                        at Tallahassee, the Capital, this the
                        Eighteenth day of January, 2001


Authentication Code: 001A00002819-011801-P01000006533-1/1


[SEAL OF THE STATE OF FLORIDA]

                                                            /s/ KATHERINE HARRIS
                                                              KATHERINE HARRIS
                                                             SECRETARY OF STATE

                         [SEAL OF THE STATE OF FLORIDA]
                           FLORIDA DEPARTMENT OF STATE
                                Katherine Harris
                               Secretary of State


January 18, 2001


CHECKERCO, INC.
P.O. BOX 18800
CLEARWATER, FL 33762-1800



The Articles of Incorporation for CHECKERCO, INC. were filed on January 17, 2001, effective January 16, 2001, and assigned document number P01000006533. Please refer to this number whenever corresponding with this office.

Enclosed is the certification requested. To be official, the certification for a certified copy must be attached to the original document that was electronically submitted and filed under FAX audit number H01000007547.

A corporation annual report/uniform business report will be due this office between January 1 and May 1 of the year following the calendar year of the file date year. A Federal Employer Identification (FEI) number will be required before this report can be filed. Please apply NOW with the Internal Revenue Service by calling 1-800-829-3676 and requesting form SS-4.

Please be aware if the corporat address changes, it is the responsibility of the corporation to notify this office.

Should you have questions regarding corporations, please contact this office at the address given below.

Neysa Culligan
Document Specialist
New Filings Section
Division of Corporations                             Letter Number: 001A00002819


      Division of Coporations - P.O. Box 6327 - Tallahassee, Florida 32314

                           ARTICLES OF INCORPORATION
                                CHECKERCO, INC.

         The undersigned, acting as incorporator of a Florida corporation under the Florida Business Corporation Act, Chapter 607 of the Florida Statutes (the "Act"), hereby adopts the following Articles of Incorporation for such
Corporation:

                                   ARTICLE I
                                      NAME

The name of the Corporation is CheckerCo, Inc. (the "Corporation").

                                   ARTICLE II
                                 EFFECTIVE DATE

         The effective date of these Articles of Incorporation shall be January 16, 2001.

                                  ARTICLE III
                PRINCIPAL PLACE OF BUSINESS AND MAILING ADDRESS

         The principal place of business of the Corporation is 142255 49th Street North, Clearwater, Florida 33761 and the mailing address of the Corporation is P.O. Box 18800, Clearwater, Florida 33762-1800.

                                   ARTICLE IV
                                    PURPOSE

         The Corporation is organized for the purpose of transacting any and all lawful business for which corporations mayh be incorporated under the laws of Florida.

                                   ARTICLE V
                                 CAPITAL STOCK

         The Corporation is authorized to issue One Thousand (1,000) shares of common stock, $.001 par value per share.

                                   ARTICLE VI
                      INITIAL REGISTERED AGENT AND OFFICE

         The name of the initial registered agent of the Corporation and the street address of the initial registered office of the Corporation are as follows:

                          CORPORATION SERVICE COMPANY
                                1201 Hays Street
                           Tallahassee, Florida 32301

                                   ARTICLE VII
                           INITIAL BOARD OF DIRECTORS

         The Corporation shall have initially three directors to hold office until the first annual meeting of shareholders and until their successors shall have been elected and qualified, or until their earlier resignation, removal from office or death. The number of directors may be either increased or decreased from time to time in accordance with the Bylaws of the Corporation. The name and address of the initla directors of the Corporation are:

      Keith Sirois                Brian Doster               Wendy A. Beck
142255 49th Street North    142255 49th Street North   142255 49th Street North
Clearwater, Florida 33761   Clearwater, Florida 33761  Clearwater, Florida 33761


                                  ARTICLE VIII
                                  INCORPORATOR

         The name and address of the person signing these Articles as Incorporator are:

                                Kevin H. Graham
                         Shumaker, Loop & Kendrick, LLP
                       101 East Kennedy Blvd., Suite 2800
                              Tampa, Florida 33602

                                   ARTICLE IX
                     DIRECTOR LIABILITY AND INDEMNIFICATION

         No director of the Corporation shall be personally liable to the Corporation or any other person for monetary damages for any statement, vote decision or failure to act regarding corporate management or policy by such director as director, except for liability under the Act and other applicable law. If the Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Act as so amended.

         The Corporation shall, to the full extent permitted by Florida law, indemnify any person who is or was a director of officer of the Corporation or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. The Corporation may, to the full extent permitted by Florida Law, indemnify any person who is or was an employee or agent of the Corporation or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

         IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation this 17th day of January, 2001.

                                      /s/ KEVIN H. GRAHAM
                                      ---------------------------------------
                                      Kevin H. Graham, Incorporator

                           CERTIFICATE OF DESIGNATION
                       REGISTERED AGENT/REGISTERED OFFICE

         Pursuant to the provisions of Section 607.0501, Florida Statutes, the undersigned corporation, organized under the laws of the State of Florida, submits the following statement in designating the registered office/registered agent, in the State of Florida.

         1.       The name of the corporation is CheckerCo, Inc.

         2.       The name and address of the registered agent and office are:

                          CORPORATION SERVICE COMPANY

                                1201 Hays Street
                           Tallahassee, Florida 32301

HAVING BEEN NAMED AS REGISTERED AGENT AND TO ACCEPT SERVICE OF PROCESS FOR THE ABOVE STATED COROPRATION AT THE PLACE DESIGNATED IN THIS CERTIFICATE, I HEREBY ACCEPT THE APPOINTMENT AS REGISTERED AGENT AND AGREE TO ACT IN THIS CAPACITY. I FURTHER AGREE TO COMPLY WITH THE PROVISIONS OF ALL STATUTES RELATING TO THE PROPER AND COMPLETE PERFORMANCE OF MY DUTIES, AND I AM FAMILIAR WITH AND ACCEPT THE OBLIGATION OF MY POSITION AS REGISTERED AGENT.

CORPORATION SERVICE COMPANY


REGISTERED AGENT SIGNATURE                      By: /s/ BRIAN COURTNEY
                                                    ----------------------------
                                                Name: BRIAN COURTNEY, ASST. V.P.
                                                      --------------------------
                                                DATE:    January 17, 2001

                            ARTICLES OF AMENDMENT TO
                           ARTICLES OF INCORPORATION
                                       OF
                                CHECKERCO, INC.


         Pursuant to Section 607.1006 of the Florida Statutes, CHECKERCO, INC., a corporation organized and existing under and by virtue of the laws of the State of Florida (the "Corporation"), does hereby certify:

         NAME. The name of the Corporation is CHECKERCO, INC.

         AMENDMENTS ADOPTED. The amendment adopted provides for a correction of the Principal Place of Business and Mailing Address of the Corporation and the addresses for the Initial Board of Directors.

         TEXT OF AMENDMENTS. Article III is hereby amended by deleting such
Article III and substituting the following new Article III which reads as follows:

                                  "ARTICLE III
                PRINCIPAL PLACE OF BUSINESS AND MAILING ADDRESS

                  The principal place of business of the Corporation is 14255 49th Street North, Bldg. 1, Clearwater, Florida 33762 and the mailing address of the Corporation is P.O. Box 18800, Clearwater, Florida 33761-1800."

         Article VII is hereby amended by deleting such Article VII and substituting the following new Article VII which reads as follows:

                                  "ARTICLE VII
                           INITIAL BOARD OF DIRECTORS

                  The Corporation shall have initially three directors to hold office until the first annual meeting of shareholders and until their successors shall have been elected and qualified, or until their earlier resignation, removal from office or death. The number of directors may be either increased or decreased from time to time in accordance with the Bylaws of the Corporation. The name and address of the initial directors of the Corporation are:

         Keith Sirois                          Brian Doster                          Wendy A. Beck
14255 49th Street North, Bldg. 1     14255 49th Street North, Bldg. 1      14255 49th Street North, Bldg. 1
   Clearwater, Florida 33761             Clearwater, Florida 33761             Clearwater, Florida 33761

         ADOPTION OF AMENDMENTS. The foregoing amendment was approved by unanimous written consent of the Board of Directors and all of the shareholders of the Corporation pursuant to Sections 607.0704 and 607.0821, Florida Statutes, on May 9th, 2001.

         EFFECTIVE DATE. The effective date of the amendments herein certified shall be the date of filing these Articles of Amendment to Articles of Incorporation with the Florida Secretary of State.

         IN WITNESS WHEREOF, the undersigned TREASURER of the Corporation has executed these Articles of Amendment to Articles of Incorporation as of the 9th day of May, 2001.



                                        By: /s/ WENDY A. BECK
                                            ------------------------------------
                                        Name: WENDY A. BECK
                                              ----------------------------------
                                        Its:  TREASURER
                                              ----------------------------------

                           WRITTEN CONSENT TO ACTION
                 OF THE SHAREHOLDERS AND THE BOARD OF DIRECTORS
                                CHECKERCO, INC.
                                  MAY 9, 2001

         The undersigned, being the sole Shareholder and all of the Directors of CHECKERCO, INC. (the "Corporation"), pursuant to Sections 607.0821 and 607.0704 of the Florida Statutes, do hereby consent to and approve the following written consent to action, which shall be treated for all purposes as resolutions passed at a meeting of the Shareholders and Board of Directors of the Corporation.

         NOW, THEREFORE, BE IT

                  RESOLVED, that the Corporation's Articles of Incorporation shall be amended as shown on EXHIBIT A attached hereto and incorporated by reference herein.

                  FURTHER RESOLVED, that the appropriate officers of the Corporation are authorized and directed to execute and deliver the Amendment to Articles of Incorporation on behalf of the Corporation and to take such other action as may be necessary or desirable to carry out the purpose and intent of these resolutions.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of the date set forth above.


SHAREHOLDER:                                    DIRECTORS:

CHECKERS DRIVE-IN RESTAURANTS, INC.


By: /s/ WENDY A. BECK                           /s/ KEITH SIROIS
    -----------------------------               ------------------------------
Name:  WENDY A. BECK                            Keith Sirois
       --------------------------
Title: CFO/VP/TREASURER
       --------------------------

                                                /s/ BRIAN DOSTER
                                                ------------------------------
                                                Brian Doster


                                                /s/ WENDY BECK
                                                ------------------------------
                                                Wendy Beck